SECURITIES AND EXCHANGE COMMISSION
                        Washington D.C. 20549


                              FORM 8 - K

                            CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  December 22, 1998


                         NORTH VALLEY BANCORP
        (Exact name of registrant as specified in its charter)


 Commission File Number:  0-10652



     CALIFORNIA                               94-2751350
   (State of incorporation)                (I.R.S. Employer
                                        identification number)




               880 E. Cypress Avenue, Redding, CA 96002
        (Address of principal executive offices and zip code)



                            (530) 221-8400
            (Registrant's area code and telephone number)

       Item 5:  Other Events


     On December 22, 1998, Martin R. Sorensen, President, Chief Executive Officer and Director of North Valley Bancorp and its subsidiary, North Valley Bank, entered into a termination agreement providing for his resignation from all positions held with the Bank and Bancorp. Attached hereto as Exhibit 99 is the press release of North Valley Bancorp dated
 December 14, 1998, regarding the same subject.


     Item 7:   Financial Statements and Exhibits

     Listed below is the Exhibit filed as part of this report.

          (99) Press Release dated December 14, 1998.




                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORTH VALLEY BANCORP



                                   By
                                          /s/ Sharon Benson
                                        Sharon Benson
                                        Senior Vice President &
 Dated:  January 4, 1999                Chief Financial Officer